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                                                                    EXHIBIT 99.2
                                                               FEBRUARY 18, 2004
                          FINANCIAL HIGHLIGHTS PUBLISHED ON REGISTRANT'S WEBSITE

Financial Highlights                      EVERGREENBANCORP, INC. (OTC BB - EVGG)

Trend Analysis--Annual

For the definition of a financial field, click on the field name.

Balance Sheet (dollars in thousands)

                                                                                      2003/                   2002/
                                                                                      2002                    2001
                                                            2003Y        2002Y       Ch (%)       2001Y      Ch (%)
 Gross Loans Held for Investment                           138,500      121,509       13.98      122,219      (0.58)
 Total Allowance for Loan Losses                             1,636        1,690       (3.20)       1,498      12.82
 Loans Held for Sale                                             0            0        0.00            0       0.00
 Total Net Loans                                           136,864      119,819       14.23      120,721      (0.75)
 Total Intangible Assets                                         0            0        0.00            0       0.00
 Total Assets                                              211,294      169,926       24.34      156,365       8.67
 Total Deposits                                            152,700      132,174       15.53      130,344       1.40
 Trust Preferred Securities (FASB 150)                          NA            0          NA            0       0.00
 Trust Preferred Securities (Pre FASB 150)                       0        5,000     (100.00)           0         NM
 Total Trust Preferred                                          NA        5,000          NA            0         NM
 Total Borrowings                                               NA       15,136          NA        9,602      57.63
 Common Equity                                              16,583       15,960        3.90       14,738       8.29
 Total Equity                                               16,583       15,960        3.90       14,738       8.29
 Shares Outstanding (actual)                             1,190,366    1,183,303        0.60    1,182,544       0.06

Income Statement (dollars in thousands)

                                                                                      2003/                   2002/
                                                                                      2002                    2001
                                                             2003Y        2002Y       Ch (%)       2001Y      Ch (%)
 Net Interest Income                                         8,200        8,337      (1.64)        7,714       8.08
 Loan Loss Provisions                                          233          330     (29.39)          479     (31.11)

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
 Total Noninterest Income                                    1,699        2,377     (28.52)        2,820     (15.71)
 Total Noninterest Expense                                   8,196        8,371      (2.09)        8,344       0.32
 Net Income Before Taxes                                     1,526        2,023     (24.57)        1,829      10.61
 Income Taxes                                                  490          680     (27.94)          589      15.45
 Net Income                                                  1,036        1,343     (22.86)        1,240       8.31

Per Share Items ($)
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

                                                                                      2003/                    2002/
                                                                                       2002                    2001
                                                             2003Y        2002Y       Ch (%)       2001Y       Ch (%)
 Book Value                                                  13.93        13.49        3.27        12.46       8.27
 Tangible Book Value                                         13.93        13.49        3.27        12.46       8.27
 Diluted EPS Before Extraordinary                             0.86         1.13      (23.89)        1.02      10.78
 Diluted EPS After Extraordinary                              0.86         1.13      (23.89)        1.02      10.78
 Dividends Declared                                         0.3091       0.1423      117.22       0.1318       7.97

Performance Ratios (%)
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
                                                                                      2003/                   2002/
                                                                                       2002                   2001
                                                             2003Y        2002Y     Ch (bp)        2001Y    Ch (bp)
 ROAA                                                         0.54         0.82        (28)         0.82        (0)
 ROAE                                                         6.37         8.84       (247)         8.50        34
 Net Interest Margin                                          4.39         5.48       (110)         5.52        (3)
 Efficiency Ratio                                            82.80        77.24        555         78.17       (93)
 Loans / Deposits                                            90.70        91.93       (123)        93.77      (184)

Asset Quality Ratios (%)
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

                                                                                       2003/                  2002/
                                                                                       2002                    2001
                                                             2003Y        2002Y      Ch (bp)      2001Y      Ch (bp)
 NPAs/Assets                                                    NA         0.45          NA         0.35         10
 NCOs/Loans                                                   0.22         0.11          11         0.26        (15)

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
 Reserves/Loans                                               1.18         1.39         (21)        1.23         17
 Reserves/NPAs                                                  NA       218.91          NA       270.89     (5,197)

Capital Ratios (%)

                                                                                   2003/                   2002/
                                                                                   2002                     2001
                                                         2003Y        2002Y       Ch (bp)      2001Y      Ch (bp)
 Tier 1 Capital                                              NA        15.95          NA        11.59        436
 Tangible Equity / Tangible Assets                         7.85         9.39        (154)        9.43         (3)
 Total Equity / Total Assets                               7.85         9.39        (154)        9.43         (3)
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